SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 1999
                                                        ------------------
                                 IMAGEMAX, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)

         Pennsylvania                000-23077             23-2865585
----------------------------        ------------       -------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)       Identification No.)

         100 E. Hector Street
             Suite 396
     Conshohocken, Pennsylvania                                     19428
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(Address of principal executive offices)                          (Zip Code)

                                 (610) 832-2111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On September 30, 1999, the Company entered into an interim agreement (the "Interim Agreement") with First Union National Bank (successor by merger to CoreStates Bank, N.A.) and Commerce Bank, N.A. (together, the "Banks"), who are the parties to its Credit Facility dated March 30, 1998, as amended pursuant to Amendment No. 1 dated June 9, 1998 and Amendment No. 2 dated November 16, 1998 (as amended, the "Credit Facility"). Pursuant to the Interim Agreement, the Banks have agreed to forbear from exercising their rights and remedies with respect to all existing defaults under the Credit Facility until the earlier of April 1, 2000 or the occurrence of a default under the Interim Agreement or any additional default under the Credit Facility.

     Under the terms of the Interim Agreement, the amount available under the Credit Facility is reduced to $18.5 million, the amount outstanding on September 30, 1999. The outstanding amount under the Credit Facility will now bear interest at the prime rate plus two percent (2%) per annum (effective rate of 10.25% as of September 30, 1999). Principal repayments of $50,000, $75,000, and $100,000 are due January 1, February 1, and March 1, 2000, respectively, with all remaining sums payable on April 1, 2000.

     In addition, pursuant to the Interim Agreement, the Company: (i) shall not make capital expenditures in excess of $250,000 per quarter on a non-cumulative basis; (ii) shall maintain a minimum stockholders' equity of at least $35 million; (iii) shall not declare or pay any dividends; and (iv) shall not incur any additional indebtedness in excess of $10,000 without the permission of the Banks.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

                   10.37 Forbearance Agreement dated September 30, 1999 by and among the Company, First Union National Bank (successor by merger to CoreStates Bank, N.A.) and Commerce Bank, N.A.

                   99     Press Release dated October 6, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMAGEMAX, INC.

                                  By: /s/ Andrew R. Bacas
                                      -------------------------------------
                                      Name: Andrew R. Bacas
                                      Title: Acting Chief Executive Officer

Date: October 7, 1999.

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                                  EXHIBIT INDEX

Exhibit
  No.                                      Description

10.37 Forbearance Agreement dated September 30, 1999 by and among the Company, First Union National Bank (successor by merger to CoreStates Bank, N.A.) and Commerce Bank, N.A.

99     Press Release dated October 6, 1999.